VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA D File No. 811-09777, CIK 0001034622 Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA D, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual reports for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds(Invesco Variable Insurance Funds), AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act:

•	On 9/6/12, Transamerica Series Trust, filed with the Commission via EDGAR (CIK: 0000778207);
•	On 8/24/12, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) filed with the Commission via EDGAR (CIK: 0000896435);
•	On 8/23/12, AllianceBernstein Variable Products Series Fund, Inc. filed with the Commission via EDGAR (CIK: 0000825316);
•	On 8/29/12, Janus Aspen Series filed with the Commission via EDGAR (CIK: 0000906185);
•	On 8/22/12, MFS® Variable Insurance Trust filed with the Commission via EDGAR (CIK: 0000918571).
•	On 8/17/12, Fidelity Variable Insurance Products Fund filed with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company